SUPPLEMENT DATED JUNE 17, 2019
To the following variable annuity prospectuses:
Allianz Index Advantage®
Allianz Index Advantage ADV®
Allianz Index Advantage NF®
Allianz Index Advantage Income®
Dated April 29, 2019

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

For Contracts issued in New Hampshire

Effective June 24, 2019 we are making the iShares® MSCI Emerging Markets ETF available under the Index Protection Strategy (for Allianz Index Advantage Income® this includes both Index Protection Strategy with DPSC and Index Protection Strategy with Cap), Index Precision Strategy, Index Guard Strategy and Index Performance Strategy if your Contract was issued on or after August 24, 2015 and has a Contact number starting with AV.

For Contracts issued before June 24, 2019, the alternate interest for each Index Year is equal to 87.5% of the Index Option Base multiplied by the alternate interest rate.

For Contracts issued in California and Montana

Effective July 22, 2019 we are making the iShares® MSCI Emerging Markets ETF available under the Index Protection Strategy (for Allianz Index Advantage Income® this includes both Index Protection Strategy with DPSC and Index Protection Strategy with Cap), Index Precision Strategy, Index Guard Strategy and Index Performance Strategy if your Contract was issued on or after August 24, 2015 and has a Contact number starting with AV.

For Contracts issued before July 22, 2019, the alternate interest for each Index Year is equal to 87.5% of the Index Option Base multiplied by the alternate interest rate.

Please discuss with your Financial Professional whether these new Index Options are appropriate for your investment needs. If you would like to include these new Index Options in your Purchase Payment default instructions, or your Index Anniversary transfer or optional reallocation program instructions, you can do so by logging into your online account at allianzlife.com. You can also change these instructions by contacting your Financial Professional, or calling our Service Center at (800) 624-0197.

PRO-003-0519
(IXA-003,IXA-003-ADV,IXA-003-NF,IAI-003)